SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (date of earliest event reported): April 14, 2015

WAUSAU PAPER CORP. SAVINGS AND INVESTMENT PLAN
(Exact name of registrant as specified in its charter)

WISCONSIN	0-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE
MOSINEE, WI 54455-9099
(Address of principal executive offices, including Zip Code)

(715) 693-4470
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 – Accountants & Financial Statements

Item 4.01

Changes in Certifying Accountant

Former Independent Accountant for Savings and Investment Plan

On April 14, 2015, the Wausau Paper Corp. Employee Benefits Committee, as plan administrator for the Wausau Paper Corp. Savings and Investment Plan (the “Plan”), terminated the appointment of Wipfli LLP (“Wipfli”) as the independent registered public accounting firm for the Plan.

The reports of Wipfli on the Plan’s financial statements as of and for the fiscal years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits for the 2013 and 2012 fiscal years and through the date of this report, there were no disagreements with Wipfli on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wipfli, would have caused Wipfli to make reference to them in their reports on the financial statements for those years.

During the 2013 and 2012 fiscal years and through the date of this report, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Wipfli was provided with a copy of the disclosures it is making herein prior to the filing of this report and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated April 16, 2015, is filed as Exhibit 16.1 to this Form 8-K.

New Independent Accountant for Savings and Investment Plan

Schenck SC (“Schenck”) was engaged effective April 14, 2015, to act as its independent registered public accounting firm in auditing the Plan’s financial statements as of and for the fiscal year ending December 31, 2014.

During the 2013 and 2012 fiscal years and through April 14, 2015, the Plan did not consult with Schenck regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 16.1

Letter of Wipfli LLP dated April 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP. EMPLOYEE BENEFITS COMMITTEE, as Plan Administrator of the Wausau Paper Corp. Savings and Investment Plan

Date:  April 16, 2015

By:

NICHOLAS G. DENDINGER

Nicholas G. Dendinger

Acting Chairman

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP. SAVINGS AND INVESTMENT PLAN

dated April 14, 2015

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

Exhibit 16.1

Letter of Wipfli LLP dated April 16, 2015